Exhibit No. 23


                             CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed on May 3, 2000 of our report dated March 1, 2002 which appears on page F-1 of the Annual Report on Form 10-KSB of First Litchfield Financial Corporation and Subsidiary for the year ended December 31, 2001.

                                                   /s/ McGladrey & Pullen, LLP
                                                   ---------------------------
                                                     McGladrey & Pullen, LLP


New Haven, Connecticut
March 28, 2002